MINNESOTA MUNICIPAL
TERM TRUST INC. II

MNB

SEMIANNUAL REPORT
JUNE 30, 2002

[US BANCORP ASSET MANAGEMENT LOGO]

[US BANCORP ASSET MANAGEMENT LOGO]

MINNESOTA MUNICIPAL
TERM TRUST INC. II

PRIMARY INVESTMENTS

Investment-grade, tax-exempt Minnesota municipal obligations including municipal zero-coupon securities.

FUND OBJECTIVE

Minnesota Municipal Term Trust Inc. II (the Fund) is a nondiversified, closed-end management investment company. The investment objective of the Fund is to provide high current income exempt from regular federal income tax and Minnesota personal income tax, and to return $10 per share to investors on or before April 15, 2003, respectively. The Fund's termination may be extended up to five years if necessary to assist the Fund in reaching its $10 per share objective. The Fund's income may be subject to federal and/or state of Minnesota alternative minimum taxes. Investors should consult their tax advisors. As with other investment companies, there can be no assurance that any fund will achieve its objective.

NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

[SIDENOTE]
    TABLE OF CONTENTS

  2 Fund Overview

  7 Financial Statements
    and Notes

 18 Investments in
    Securities

AVERAGE ANNUALIZED TOTAL RETURNS

Based on net asset value for the periods ended June 30, 2002

[CHART]

One Year                      6.53%
Five Year                     5.73%
Since Inception 4/24/1992     7.06%


All total returns are through June 30, 2002, and reflect the reinvestment of distributions but not sales charges. Net asset value-based (NAV) performance is used to measure investment management results. As noted in earlier shareholder reports, we no longer compare the Fund's NAV performance to a market benchmark. This is because our primary goal is to meet the Fund's investment objective of providing high current income exempt from regular federal and state of Minnesota personal income tax, and returning $10 per share to investors at the Fund's termination dates. - Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended June 30, 2002, were 7.89%, 6.63%, and 6.43%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on those distributions as described in the Fund's dividend reinvestment plan, but not on initial purchases.
- PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THESE INVESTMENTS. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this Fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

FUND OVERVIEW

August 15, 2002


DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2002, THE FUND STAYED ON TARGET TO RETURN AT LEAST $10 PER SHARE AT ITS TERMINATION DATE IN APRIL 2003. Its NAV as of period end increased to $10.62 from $10.46 as of December 31, 2001. The term trust also maintained a high level of tax-free income by keeping its monthly common share dividend at 4.92 cents per share-the amount it has paid since inception.

AFTER A YEAR-LONG CAMPAIGN IN 2001 TO LOWER INTEREST RATES TO STIMULATE THE STRUGGLING U.S. ECONOMY, THE FEDERAL RESERVE LEFT SHORT-TERM RATES AT 1.75% THROUGHOUT THE PERIOD. Intermediate- and long-term municipal bond rates showed some volatility in the period but ended lower than where they began. The Bond Buyer 20 Index-a group of 20 A1-rated general obligation bonds with 20-year maturities-started the period at 5.26% and ended at 5.07%. Short-term municipal bond rates, as measured by one-year, AAA-rated bonds, also fell from 1.78% to 1.50%.

THE MUNICIPAL MARKET AT THE NATIONAL LEVEL IS ON TRACK TO HAVE ITS BIGGEST YEAR EVER IN TERMS OF SUPPLY. The combination of a faltering economy, falling tax receipts, and low interest rates caused municipalities to issue more bonds to fund projects

     BONDS MATURING LESS THAN A YEAR BEYOND THE FUND'S
     TERMINATION DATES

                                              INCEPTION
                                              4/24/1992
                                              ---------
At the Fund's Inception                            0%
As of 6/30/2002                                   22%

[SIDENOTE]
FUND MANAGEMENT

DOUG WHITE, CFA, is primarily responsible for the management of the Fund. He has 19 years of financial experience.

CATHERINE STIENSTRA assists with the management of the Fund. She has 14 years of financial experience.

and also to refinance existing debt at lower rates. The national supply of municipal bonds is up more than 20% so far this year following a 43% increase in 2001. At the Minnesota level, supply is 40% higher than it was for the same period a year ago. Typically, a supply increase of this magnitude would push municipal bond rates higher relative to Treasury securities. However, the volatile stock market has caused many investors to flock to less-risky investments, thus increasing the demand for municipal bonds and helping move rates lower.

THE FALLING INTEREST-RATE ENVIRONMENT AND INCREASED DEMAND FOR BONDS HELPED THE FUND'S NAV TO RISE DURING THE PERIOD. As the Fund nears termination, the NAV should soon begin to trend downward due to three factors. First, we will begin selling longer-term bonds as the Fund nears termination to lower its risk profile. The Fund will realize gains from these sales that will be distributed to shareholders. Second, we will use the proceeds from these sales to buy shorter-term, lower-yielding securities, which will not generate enough income to maintain the Fund's distribution level. This will cause the Fund to dip into its dividend reserve to keep the common

DISTRIBUTION HISTORY SINCE INCEPTION

                                                               INCEPTION
                                                               4/24/1992
                                                               ---------
Total Monthly Income Distributions Through 6/30/2002
     Common Shareholders                                          $5.91
     Preferred Shareholders (On a Common Share Basis)             $1.47
Total Capital Gains Distributions to Common
Shareholders Through 6/30/2002                                    $0.18

stock dividend the same. Because both the capital gains and the dividend reserve are part of the NAV of the Fund, as they get paid out the NAV will decrease. Third, some of the bonds in the portfolio have values greater than their maturity or redemption values. Over time their market prices are converging toward prices that are at or near their maturity or refunding prices.

DURING THE PERIOD, WE USED THE PROCEEDS FROM MATURING BONDS TO BEGIN TO DELEVERAGE THE FUND. We deleverage the trust by calling in its preferred stock in order to reduce the Fund's interest-rate risk as it nears termination. Through June 30, 2002, $10 million of the Fund's $17.35 million in preferred shares had been called. (For more information about the Fund's use of preferred shares, see page 6.) The deleveraging process will be complete in late 2002 or early 2003. The recent low interest-rate environment has been especially beneficial for our preferred shares, as it has allowed the Fund to borrow money at very low costs and invest the Funds in higher-yielding municipal investments.

NET ASSET VALUE SUMMARY OF COMMON SHARES

                                                                   INCEPTION
                                                                   4/24/1992
                                                                   ---------
Initial Offering Price                                              $10.00
Initial Offering and Underwriting Expenses
(Common and Preferred Shares)                                       -$0.67
Accumulated Realized Gains on 6/30/2002                             +$0.02
                                                                    ------
SUBTOTAL                                                             $9.35
Dividend Reserve
(Undistributed Net Investment Income) on 6/30/2002                  +$0.60
Unrealized Appreciation on Investments on 6/30/2002                 +$0.67
                                                                    ------
NET ASSET VALUE PER SHARE ON 6/30/2002                              $10.62
                                                                    ======

AS A RESULT OF RETIRING PART OF THE FUND'S PREFERRED STOCK AND THE MATURING OF SOME OF ITS LONGER-TERM BONDS, THE FUND BEGAN TO USE ITS DIVIDEND RESERVE TO MAINTAIN ITS MONTHLY COMMON SHARE DISTRIBUTIONS OF 4.92 CENTS PER SHARE DURING THE PERIOD. The reserve for the Fund decreased during the period from approximately 62 cents per share as of December 31, 2001, to 60 cents per share as of June 30, 2002. We will continue to dip into the dividend reserve from now until termination to maintain the monthly common share dividend amount.

AS WE NEAR THE TERMINATION DATE FOR THE FINAL MINNESOTA MUNICIPAL TERM TRUST, WE WANT TO THANK YOU AGAIN FOR THE TRUST YOU HAVE PLACED IN OUR MANAGEMENT TEAM. If you have any questions or would like to speak with a representative about reallocating your investment after termination, please call us at 800-677-FUND. We will continue to closely monitor interest rates and the NAV and income stream of the Fund as we near its termination. We currently see no events that would cause us to fall short of the Fund's objectives at its termination in 2003.

Sincerely,

/s/ Mark Jordahl

Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management, Inc.

PREFERRED SHARES

The preferred shares issued by the Fund pay dividends at a specified rate and have preference over common shares in the payments of dividends and the liquidation of assets. Rates paid on preferred shares are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (preferred shares are rated AAA by Moody's and S&P) and high liquidity (preferred shares trade at par and are remarketed every seven days). The proceeds from the sale of preferred shares are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred shares, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred shares is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if the Fund did not have any preferred shares outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred shares results in the leveraging of common shares, which increases the volatility of both the net asset value of the Fund and the market value of shares of common shares.

PORTFOLIO COMPOSITION
As a percentage of total assets on June 30, 2002

[CHART]

Utility Revenue                            25%
Industrial Development Revenue              5%
Housing Revenue                            18%
Short Term                                  8%
General Obligations                         5%
Health Care Revenue                        19%
Economic Development Revenue                5%
Education Revenue                           9%
School District Revenue                     1%
Municipal Derivative Securities             2%
Tax Revenue                                 3%

FINANCIAL STATEMENTS (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  June 30, 2002
.................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $44,419,508
Accrued interest receivable  ...............................        608,416
                                                                -----------
  Total assets  ............................................     45,027,924
                                                                -----------

LIABILITIES:
Preferred share distributions payable (note 3)  ............          1,144
Accrued investment management fee (note 5)  ................          9,034
Accrued administrative fee (note 5)  .......................          7,227
Bank overdraft  ............................................        862,133
Other accrued expenses  ....................................         40,319
                                                                -----------
  Total liabilities  .......................................        919,857

Preferred shares, at liquidation value  ....................      7,350,000
                                                                -----------

  Net assets applicable to outstanding common shares  ......    $36,758,067
                                                                ===========

NET ASSETS APPLICABLE TO OUTSTANDING COMMON SHARES CONSIST
 OF:
Common shares and additional paid-in capital  ..............    $32,285,603
Undistributed net investment income  .......................      2,064,755
Accumulated net realized gain on investments  ..............         74,971
Unrealized appreciation of investments  ....................      2,332,738
                                                                -----------

  Net assets applicable to common shares  ..................    $36,758,067
                                                                ===========

*Investments in securities at identified cost  .............    $42,086,770
                                                                ===========

NET ASSET VALUE AND MARKET PRICE OF COMMON SHARES:
Net assets applicable to outstanding common shares  ........    $36,758,067
Common shares outstanding (authorized 200 million shares of
  $0.01 par value)  ........................................      3,460,000
Net asset value per share  .................................    $     10.62
Market price per share  ....................................    $     10.52

LIQUIDATION PREFERENCE OF PREFERRED SHARES (NOTE 3):
Net assets applicable to outstanding preferred shares  .....    $ 7,350,000
Preferred shares outstanding (authorized one million
  shares)  .................................................            294
Liquidation preference per share  ..........................    $    25,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

       2002 Semiannual Report  7  Minnesota Municipal Term Trust Inc. II

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Six Months Ended June 30, 2002
.................................................................................

INCOME:
Interest ...................................................     $1,226,492
                                                                 ----------

EXPENSES (NOTE 5):
Investment management fee  .................................         60,969
Administrative fee  ........................................         48,743
Remarketing agent fee  .....................................         21,809
Custodian fees  ............................................          3,658
Transfer agent fees  .......................................         13,072
Registration fees  .........................................          2,280
Reports to shareholders  ...................................          8,547
Directors' fees  ...........................................          4,008
Audit and legal fees  ......................................         18,428
Other expenses  ............................................         13,854
                                                                 ----------
  Total expenses  ..........................................        195,368
                                                                 ----------

  Net investment income  ...................................      1,031,124
                                                                 ----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments in securities
  (note 4)  ................................................         82,716
Net change in unrealized appreciation or depreciation of
  investments  .............................................        390,620
                                                                 ----------

  Net gain on investments  .................................        473,336
                                                                 ----------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income  ................................        (76,779)
                                                                 ----------

    Net increase in net assets applicable to common shares
      resulting from operations  ...........................     $1,427,681
                                                                 ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

       2002 Semiannual Report  8  Minnesota Municipal Term Trust Inc. II

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                                                 SIX MONTHS
                                                                   ENDED
                                                                  6/30/02          YEAR ENDED
                                                                (UNAUDITED)         12/31/01
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $ 1,031,124       $ 2,671,743
Net realized gain on investments  ..........................         82,716            87,150
Net change in unrealized appreciation or depreciation of
  investments  .............................................        390,620          (131,853)
Distributions to preferred shareholders  ...................        (76,779)         (435,084)
                                                                -----------       -----------

  Net increase in net assets applicable to common shares
    resulting from operations  .............................      1,427,681         2,191,956
                                                                -----------       -----------

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income  ................................       (851,368)       (2,047,252)

  Total increase in net assets applicable to common
    shares  ................................................        576,313           144,704

Net assets applicable to common shares at beginning of
  period  ..................................................     36,181,754        36,037,050
                                                                -----------       -----------

Net assets applicable to common shares at end of period ....    $36,758,067       $36,181,754
                                                                ===========       ===========

Undistributed net investment income  .......................    $ 2,064,755       $ 1,961,778
                                                                ===========       ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

       2002 Semiannual Report  9  Minnesota Municipal Term Trust Inc. II

               NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION
.............................
                Minnesota Municipal Term Trust Inc. II (the "Fund"), is registered under the Investment Company Act of 1940, as amended as a non-diversified, closed-end management investment company. The Fund expects to terminate operations and distribute all of its net assets (including net assets attributable to preferred shares) to shareholders on or shortly before April 15, 2003, although termination may be extended to a date no later than April 15, 2008. The Fund invests primarily in investment grade Minnesota municipal obligations, including municipal zero-coupon securities. Fund shares are listed on the American Stock Exchange under the symbol MNB.

                The Fund concentrates its investments in Minnesota, and, therefore, may have more credit risk related to the economic conditions of Minnesota than portfolios with a broader geographical diversification.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
.............................
                INVESTMENTS IN SECURITIES
                Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the Fund's board of directors in good faith at "fair value," that is, a price that the Fund might reasonably expect to receive for the security or other asset upon its current sale.

                The current market value of certain fixed-income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Fixed-income securities for which prices are not available from an independent pricing service but where an

--------------------------------------------------------------------------------

       2002 Semiannual Report  10  Minnesota Municipal Term Trust Inc. II

--------------------------------------------------------------------------------
                active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. Short-term securities with maturities of 60 days or fewer are valued at amortized cost, which approximates market value.

                Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including accretion of bond discount and amortization of premium, is recorded on an accrual basis.

                INVERSE FLOATERS
                As part of its investment strategy, the Fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the net asset value applicable to
--------------------------------------------------------------------------------

       2002 Semiannual Report  11  Minnesota Municipal Term Trust Inc. II

--------------------------------------------------------------------------------
                common shares of the Fund may be more volatile than if the Fund did not invest in such securities. At June 30, 2002, the Fund had investments in inverse floaters with a value of $667,304, which represents 1.8% of net assets applicable to common shares.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the Fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund's net asset value applicable to common shares if the Fund makes such purchases while remaining substantially fully invested. As of June 30, 2002, the Fund had no outstanding when-issued or forward-commitments.

                FEDERAL TAXES
                The Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and not subject itself to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of market discount amortization and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income

--------------------------------------------------------------------------------

       2002 Semiannual Report  12  Minnesota Municipal Term Trust Inc. II

--------------------------------------------------------------------------------
                tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

                There were no material differences between the book and tax basis of dividends paid during the six months ended June 30, 2002 and the year ended December 31, 2001.

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the Fund's dividend reinvestment plan, reinvested in additional common shares of the Fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

                REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                The Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the Fund in the event of a default. In addition to repurchase agreements, the Fund may invest in money market funds advised by U.S. Bancorp Asset Management, Inc. (the "Advisor").

--------------------------------------------------------------------------------

       2002 Semiannual Report  13  Minnesota Municipal Term Trust Inc. II

--------------------------------------------------------------------------------

                CLASSIFICATION AND MEASUREMENT OF REDEEMABLE SECURITIES
                The Fund has adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITF D-98 requires that preferred shares, at liquidation value, be presented separately in the Statement of Assets and Liabilities. Accordingly, certain reclassifications have been made to the financial statements and financial highlights for all prior periods presented. The adoption of EITF D-98 had no impact on the Funds' common share net asset values.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) REMARKETED
    PREFERRED
    SHARES
.............................
                As of June 30, 2002, the Fund had 294 remarketed preferred shares ("RP-Registered Trademark-") outstanding with a liquidation preference of $25,000 per share. The dividend rate on the RP-Registered Trademark- is adjusted every seven days as determined by the remarketing agent. On June 30, 2002, the dividend rate was 1.55%.

                RP-Registered Trademark- is a registered trademark of Merrill Lynch & Company ("Merrill Lynch").

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
.............................
                Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended June 30, 2002, aggregated $181,486 and $12,140,899, respectively.

(5) EXPENSES
.............................
                INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                The Advisor, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the Fund's assets and furnishes related office facilities, equipment, research, and personnel pursuant to an investment advisory agreement (the "Agreement"). The

--------------------------------------------------------------------------------

       2002 Semiannual Report  14  Minnesota Municipal Term Trust Inc. II

--------------------------------------------------------------------------------
                Agreement provides the Advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.25% of the Fund's average weekly net assets (including net assets attributable to preferred shares) (computed by subtracting liabilities, which exclude preferred shares, from the value of the total assets of the Fund). For its fee, the Advisor provides investment advice and, in general, conducts the management and investment activity of the Fund.

                U.S. Bancorp Asset Management, Inc., and U.S. Bancorp Fund Services, Inc., a subsidiary of U.S. Bancorp, (collectively, the "Administrators") provide or supervise others who provide administrative services, including certain legal and shareholder services to the Fund pursuant to a co-administration agreement (the "Co-Administration Agreement"). Under the Co-Administration Agreement, the Administrators receive a monthly fee in an amount equal to an annualized rate of 0.20% of the Fund's average weekly net assets (including net assets attributable to preferred shares) (computed by subtracting liabilities, which exclude preferred shares, from the value of the total assets of the Fund). For its fee, the Administrators provide regulatory reporting and record-keeping services for the Fund.

                REMARKETING AGENT FEE
                The Fund has entered into a remarketing agreement with Merrill Lynch (the "Remarketing Agent"). The remarketing agreement provides the Remarketing Agent with a monthly fee in an amount equal to an annualized rate of 0.25% of the Fund's average amount of RP-Registered Trademark- outstanding. For its fee, the Remarketing Agent will remarket shares of RP-Registered Trademark- tendered to it, on behalf of shareholders thereof, and will determine the applicable dividend rate for each seven-day dividend period.

                OTHER FEES AND EXPENSES
                In addition to the investment management, administrative, and the remarketing agent fees, the Fund is responsible for paying

--------------------------------------------------------------------------------

       2002 Semiannual Report  15  Minnesota Municipal Term Trust Inc. II

--------------------------------------------------------------------------------
                most other operating expenses, including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal and auditing services, insurance, interest, taxes, and other miscellaneous expenses.

                During the six months ended June 30, 2002, the Fund paid $3,885, for custody services to U.S. Bank.

(6) CAPITAL SHARE
    TRANSACTIONS
.............................
                In preparation for its termination and liquidation on or about April 15, 2003, the Fund will redeem all of its outstanding preferred shares at a redemption price of $25,000 per share plus accumulated, but unpaid, dividends through the redemption date. During the six months ended June 30, 2002, the Fund has redeemed the following amount of preferred shares:

  DATE    SHARES     COST
 -------  ------  -----------
 4/05/02    400   $10,000,000

(7) SUBSEQUENT
    EVENT
.............................
                In preparation for the termination and liquidation of Minnesota Municipal Term Trust Inc. II on or about April 15, 2003, the Fund will redeem all of its outstanding preferred shares. On August 23, 2002 the Fund redeemed 160 shares at a redemption price of $25,000 per share plus accumulated, but unpaid, dividends through August 22, 2002.

(8) CAPITAL LOSS
CARRYOVER
.............................
                For federal income tax purposes, the Fund had capital loss carryovers at December 31, 2001 of $7,745, which, if not offset by subsequent capital gains, will expire on December 31, 2008. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

--------------------------------------------------------------------------------

       2002 Semiannual Report  16  Minnesota Municipal Term Trust Inc. II

--------------------------------------------------------------------------------

(9) FINANCIAL
HIGHLIGHTS
.............................
                Per-share data for common shares outstanding throughout each period and selected information for each period are as follows:

MINNESOTA MUNICIPAL TERM TRUST INC. II

                                                           Six Months
                                                              Ended                       Year Ended December 31,
                                                             6/30/02                     -------------------------
                                                           (Unaudited)                             2001
                                          ---------------------------------------------  -------------------------
PER-SHARE DATA
Net asset value, common shares,
  beginning of period ..................                     $10.46                               $10.42
                                                             ------                               ------
Operations:
  Net investment income ................                       0.30                                 0.77
  Net realized and unrealized gains
    (losses) on investments .                                  0.13                                (0.01)
  Distributions to
    preferred shareholders:
    From net investment income  ........                      (0.02)                               (0.13)
    From net realized gains
      on investments ...................                         --                                   --
                                                             ------                               ------
      Total distributions to
        preferred shareolders ..........                      (0.02)                               (0.13)
                                                             ------                               ------
        Total from operations ..........                       0.41                                 0.63
                                                             ------                               ------
  Distributions to common shareholders:
    From net investment income .........                      (0.25)                               (0.59)
    From net realized gains
      on investments ...................                         --                                   --
                                                             ------                               ------
      Total distributions to
        common shareholders ............                      (0.25)                               (0.59)
                                                             ------                               ------
Net asset value, common shares, end
  of period ............................                     $10.62                               $10.46
                                                             ======                               ======
Market value, common shares, end
  of period ............................                     $10.52                               $10.61
                                                             ======                               ======
SELECTED INFORMATION
Total return, common shares, net asset
  value (a) ............................                       3.91%                                6.14%
Total return, common shares, market
  value (b) ............................                       1.95%                               10.75%
Net assets at end of period
  (in millions) ........................                     $   44                               $   54
Ratio of expenses to average weekly net
  assets applicable to common
  shares (c) ...........................                       0.94%  (h)                           1.12%
Ratio of net investment income to
  average weekly net assets applicable
  to common shares (d) (e) .............                       4.60%  (h)                           6.11%
Portfolio turnover rate (excluding
  short-term securities) ...............                          0%                                  20%
Remarketed preferred shares outstanding,
  end of period (in millions) ..........                     $    7                               $   17
Asset coverage per share (in
  thousands) (f) .......................                     $  150                               $   77
Liquidation preference and market value
  per share of remarketed preferred
  shares (in thousands) ................                     $   25                               $   25


                                                                       Year Ended December 31,
                                          ---------------------------------------------------------------------------------
                                                    2000                       1999                1998 (g)         1997
                                          -------------------------  -------------------------  ---------------  ----------
PER-SHARE DATA
Net asset value, common shares,
  beginning of period ..................           $10.17                     $10.90                $10.94         $10.71
                                                   ------                     ------                ------         ------
Operations:
  Net investment income ................             0.78                       0.73                  0.80           0.81
  Net realized and unrealized gains
    (losses) on investments .                        0.25                      (0.68)                   --           0.23
  Distributions to
    preferred shareholders:
    From net investment income  ........            (0.19)                     (0.14)                (0.15)         (0.16)
    From net realized gains
      on investments ...................               --                      (0.01)                (0.02)         (0.01)
                                                   ------                     ------                ------         ------
      Total distributions to
        preferred shareolders ..........            (0.19)                     (0.15)                (0.17)         (0.17)
                                                   ------                     ------                ------         ------
        Total from operations ..........             0.84                      (0.10)                 0.63           0.87
                                                   ------                     ------                ------         ------
  Distributions to common shareholders:
    From net investment income .........            (0.59)                     (0.60)                (0.59)         (0.59)
    From net realized gains
      on investments ...................               --                      (0.03)                (0.08)         (0.05)
                                                   ------                     ------                ------         ------
      Total distributions to
        common shareholders ............            (0.59)                     (0.63)                (0.67)         (0.64)
                                                   ------                     ------                ------         ------
Net asset value, common shares, end
  of period ............................           $10.42                     $10.17                $10.90         $10.94
                                                   ======                     ======                ======         ======
Market value, common shares, end
  of period ............................           $10.13                     $ 9.56                $11.31         $10.69
                                                   ======                     ======                ======         ======
SELECTED INFORMATION
Total return, common shares, net asset
  value (a) ............................             8.51%                     (1.03)%                5.95%          8.34%
Total return, common shares, market
  value (b) ............................            12.32%                    (10.33)%               12.56%         10.78%
Net assets at end of period
  (in millions) ........................           $   53                     $   53                $   55         $   55
Ratio of expenses to average weekly net
  assets applicable to common
  shares (c) ...........................             1.12%                      1.17%                 1.06%          1.09%
Ratio of net investment income to
  average weekly net assets applicable
  to common shares (d) (e) .............             5.75%                      5.53%                 5.87%          6.06%
Portfolio turnover rate (excluding
  short-term securities) ...............               29%                        18%                    9%            10%
Remarketed preferred shares outstanding,
  end of period (in millions) ..........           $   17                     $   17                $   17         $   17
Asset coverage per share (in
  thousands) (f) .......................           $   77                     $   76                $   79         $   80
Liquidation preference and market value
  per share of remarketed preferred
  shares (in thousands) ................           $   25                     $   25                $   25         $   25

(a)  ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) RATIO OF EXPENSES TO TOTAL AVERAGE WEEKLY NET ASSETS IS 0.80%, 0.76%, 0.75%, 0.79%, 0.73%, AND 0.74% FOR THE SIX MONTHS ENDED JUNE 30, 2002, AND
     FISCAL YEARS 2001, 2000, 1999, 1998, AND 1997, RESPECTIVELY. DIVIDENDS PAID TO PREFERRED SHAREHOLDERS ARE NOT CONSIDERED AN EXPENSE.
(d) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY AVERAGE WEEKLY NET ASSETS APPLICABLE TO COMMON SHARES.
(e) RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE WEEKLY NET ASSETS IS 4.23%, 4.95%, 5.12%, 4.68%, 4.98%, AND 5.13% FOR THE SIX MONTHS ENDED JUNE 30,
     2002, AND FISCAL YEARS 2001, 2000, 1999, 1998, AND 1997, RESPECTIVELY.
(f)  REPRESENTS TOTAL NET ASSETS DIVIDED BY PREFERRED SHARES OUTSTANDING.
(g) EFFECTIVE AUGUST 10, 1998, THE ADVISOR CHANGED FROM PIPER CAPITAL MANAGEMENT TO U.S. BANK.
(h)  ANNUALIZED.

--------------------------------------------------------------------------------

       2002 Semiannual Report  17  Minnesota Municipal Term Trust Inc. II

INVESTMENTS IN SECURITIES (Unaudited)
--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL TERM TRUST INC. II                              June 30, 2002
 .........................................................................................

                                                           Principal             Market
Description of Security                                      Amount             Value (a)
---------------------------------------------------------  ----------          -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS APPLICABLE TO COMMON
SHARES)

MUNICIPAL LONG-TERM SECURITIES - 111.1%
MUNICIPAL BONDS - 109.3%
  EDUCATION REVENUE - 10.6%
    Higher Education Facility - Augsburg College,
      4.40%, 10/1/04.....................................  $ 305,000           $   316,444
    Higher Education Facility - Augsburg College,
      4.40%, 10/1/05.....................................    310,000               321,752
    Higher Education Facility - Minneapolis College of
      Art, 4.75%, 5/1/08.................................    375,000               377,258
    Higher Education Facility - St. Scholastica (Callable
      12/1/10 at 100), 5.25%, 12/1/11....................    800,000               815,232
    Higher Education Facility - University of St. Thomas
      (Callable 10/1/03 @ 101), 5.50%, 10/1/08...........    500,000               515,470
    Maplewood - Mounds Park Academy Project (Callable
      9/1/03 at 102), 7.00%, 9/1/23......................  1,500,000             1,547,700
                                                                               -----------
                                                                                 3,893,856
                                                                               -----------
  GENERAL OBLIGATIONS - 6.6%
    Anoka Independent School District (Callable 2/1/10 at
      100), 5.38%, 2/1/13................................  1,000,000             1,076,340
    State General Obligation, 5.00%, 8/1/03..............  1,300,000             1,348,425
                                                                               -----------
                                                                                 2,424,765
                                                                               -----------
  HEALTH CARE REVENUE - 28.9%
    Agricultural and Economic Development Board Health
      Care System (Callable 11/15/10 at 101),
      5.88%, 11/15/11....................................  2,135,000             2,312,974
    Agricultural and Economic Development Board Health
      Care System, Fairview Hospital (MBIA),
      5.00%, 11/15/03....................................    695,000 (b)           724,961
    Breckenridge Health Facility - Catholic Health
      Corporation (MBIA) (Callable at 11/15/03 at 102),
      5.25%, 11/15/13....................................  2,500,000 (b)         2,571,475
    Duluth Hospital Facility - St. Lukes (Connie Lee)
      (Callable 11/1/02 at 102), 6.40%, 5/1/10...........    300,000               310,770
    Minneapolis and St. Paul Health Care Facilities
      (MBIA) (Prerefunded to 8/15/02 at 100),
      6.75%, 8/15/14.....................................  2,500,000 (b) (d)     2,506,200
    Red Wing Elderly Housing - River Region (Prerefunded
      to 9/1/05 at 100), 6.40%, 9/1/12...................  1,000,000 (d)         1,112,460
    Red Wing Health Care Facility (Prerefunded to 9/1/03
      at 102), 6.40%, 9/1/12.............................    220,000 (d)           236,124
    Worthington Hospital Revenue (Callable 12/1/02 at
      100), 6.50%, 12/1/11...............................    410,000               402,628

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

       2002 Semiannual Report  18  Minnesota Municipal Term Trust Inc. II

--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL TERM TRUST INC. II
(CONTINUED)

                                                           Principal             Market
Description of Security                                      Amount             Value (a)
---------------------------------------------------------  ----------          -----------
    Worthington Hospital Revenue (Callable 12/1/02 at
      100), 6.50%, 12/1/12...............................  $ 440,000           $   429,906
                                                                               -----------
                                                                                10,607,498
                                                                               -----------
  HOUSING REVENUE - 22.1%
    Burnsville, Summit Park Apartments (FHA) (Callable
      7/1/03 at 102), 5.75%, 7/1/11......................  1,000,000 (b)         1,029,900
    St. Paul Housing and Redevelopment Authority
      (Callable 8/19/02 at 102), 6.90%, 12/1/11..........      2,000                 2,009
    State Housing and Finance Agency (Callable 1/1/03 at
      102), AMT, 6.50%, 1/1/26...........................    325,000 (g)           333,076
    State Housing and Finance Agency (Callable 7/1/02 at
      102), AMT, 6.75%, 7/1/12...........................    405,000 (g)           413,270
    State Housing and Finance Agency (Callable 7/1/02 at
      102), AMT, 6.85%, 1/1/24...........................    780,000 (g)           795,935
    State Housing and Finance Agency (Callable 8/19/02 at
      101), 6.85%, 2/1/07................................  2,945,000             2,978,455
    State Housing and Finance Agency, AMT,
      4.40%, 7/1/07......................................  2,000,000 (g)         2,071,800
    Waconia Housing Redevelopment Authority - Public
      Project (Callable 1/1/03 at 100), 5.70%, 1/1/12....    500,000               501,930
                                                                               -----------
                                                                                 8,126,375
                                                                               -----------
  INDUSTRIAL DEVELOPMENT REVENUE - 5.8%
    Duluth Seaway Port Authority, Cargill Inc. Project
      (Callable 8/19/02 at 102), 6.80%, 5/1/12...........  2,090,000 (f)         2,139,512
                                                                               -----------
  SCHOOL DISTRICT REVENUE - 1.1%
    Hopkins Blake School Project (Prerefunded to 9/1/04
      at 100), 6.45%, 9/1/13.............................    205,000 (d)           224,065
    Hopkins Blake School Project (Prerefunded to 9/1/04
      at 100), 6.45%, 9/1/14.............................    180,000 (d)           196,740
                                                                               -----------
                                                                                   420,805
                                                                               -----------
  TAX REVENUE - 3.9%
    Minneapolis Community Development Authority,
      Zero-Coupon (MBIA), 3.69%, 9/1/04..................  1,500,000 (b) (e)     1,432,530
                                                                               -----------
  UTILITY REVENUE - 30.3%
    Northern Municipal Power (FSA), 4.75%, 1/1/03........  2,000,000 (b)         2,033,300
    Northern Municipal Power, Zero-Coupon (AMBAC),
      6.49%, 1/1/09......................................     90,000 (b) (e)        70,264
    Northern Municipal Power, Zero-Coupon (AMBAC),
      6.50%, 1/1/10......................................  9,600,000 (b) (e)     7,104,384

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

       2002 Semiannual Report  19  Minnesota Municipal Term Trust Inc. II

--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL TERM TRUST INC. II
(CONTINUED)

                                                           Principal             Market
Description of Security                                    Amount/Shares        Value (a)
---------------------------------------------------------  ----------          -----------
    Southern Minnesota Municipal Power Agency (Callable
      1/1/03 at 102), 5.00%, 1/1/08......................  $ 705,000           $   723,267
    Southern Minnesota Municipal Power Agency (Callable
      1/1/03 at 102), 5.00%, 1/1/09......................    335,000               361,194
    Southern Minnesota Municipal Power Agency (Callable
      1/1/09 at 101), 5.00%, 1/1/13......................    800,000               840,816
                                                                               -----------
                                                                                11,133,225
                                                                               -----------

      Total Municipal Bonds
        (cost: $37,866,035)..............................                       40,178,566
                                                                               -----------

MUNICIPAL DERIVATIVE SECURITIES - 1.8%
  INVERSE FLOATER - 1.8%
    Richfield Independent School District 280 Inverse
      Floater,
      7.31%, 2/1/03
      (cost: $647,097)...................................    645,000 (h)           667,304
                                                                               -----------

      Total Municipal Long-Term Securities
        (cost: $38,513,132)..............................                       40,845,870
                                                                               -----------
MUNICIPAL SHORT-TERM SECURITIES - 5.9%
    Higher Education Facility - Carleton College,
      1.20%, 11/1/12.....................................    100,000 (c)           100,000
    Mankato - Bethany Lutheran College,
      1.25%, 11/1/15.....................................    150,000 (c)           150,000
    Minneapolis - University Gateway Project,
      1.20%, 12/1/27.....................................  1,050,000 (c)         1,050,000
    Maple Grove Multifamily Housing, 1.25%, 11/1/31......    860,000 (c)           860,000
                                                                               -----------

      Total Municipal Short-Term Securities
        (cost: $2,160,000)...............................                        2,160,000
                                                                               -----------
MONEY MARKET FUND - 3.8%
    Federated Minnesota Municipal Cash Trust
      (cost: $1,413,638).................................  1,413,638 (i)         1,413,638
                                                                               -----------
    Total Investments in Securities
      (cost: $42,086,770) (j)............................                       44,419,508

      Other Assets less Liabilities -- (0.8%)............                         (311,441)
      Preferred Shares, at Liquidation Value --
        (20.0%)..........................................                       (7,350,000)
                                                                               -----------
      Net Assets Applicable to Common Shares -- 100.0%...                      $36,758,067
                                                                               ===========

--------------------------------------------------------------------------------

       2002 Semiannual Report  20  Minnesota Municipal Term Trust Inc. II

--------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
     AMBAC - AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
     FHA - FEDERAL HOUSING AUTHORITY
     FSA - FINANCIAL SECURITY ASSURANCE
     MBIA - MUNICIPAL BOND INSURANCE ASSOCIATION
(c) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON
     JUNE 30, 2002. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(d) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. CROSSOVER REFUNDED ISSUES ARE BACKED BY THE CREDIT OF THE REFUNDING ISSUER. IN BOTH CASES THE BONDS ARE CALLED AND MATURE AT THE CALL DATE INDICATED.
(e) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(f) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON JUNE 30, 2002, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $2,139,512, OR 5.8% OF TOTAL NET ASSETS APPLICABLE TO COMMON SHARES.
(g) AMT - ALTERNATIVE MINIMUM TAX. AS OF JUNE 30, 2002, THE AGGREGATE MARKET VALUE OF SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX IS $3,614,081, WHICH REPRESENTS 9.8% OF NET ASSETS APPLICABLE TO COMMON SHARES.
(h) INVERSE FLOATER SECURITY THAT PAYS INTEREST AT RATES THAT INCREASE (DECREASE) IN THE SAME MAGNITUDE AS, OR IN A MULTIPLE OF, A DECREASE (INCREASE) IN THE MARKET RATE PAID ON A RELATED, FLOATING RATE SECURITY. INTEREST RATE DISCLOSED IS THE RATE IN EFFECT ON JUNE 30, 2002.
(i) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP ASSET MANAGEMENT, INC., WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(j) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION.......  $ 2,334,530
      GROSS UNREALIZED DEPRECIATION.......       (1,792)
                                            -----------
        NET UNREALIZED APPRECIATION.......  $ 2,332,738
                                            ===========

--------------------------------------------------------------------------------

       2002 Semiannual Report  21  Minnesota Municipal Term Trust Inc. II

[US BANCORP ASSET MANAGEMENT LOGO]

MINNESOTA MUNICIPAL TERM TRUST INC. II

2002  SEMIANNUAL REPORT

U.S. Bancorp Asset Management, Inc., is a subsidiary of U.S. Bank National Association. U.S. Bank National Association is a separate entity and wholly owned subsidiary of U.S. Bancorp.




[RECYCLE LOGO]This document is printed on paper
              containing 10% postconsumer waste.

8/2002   2210-02    MNB-SAR